Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies
Commitments and Contingencies

21.Commitments and Contingencies

(a)Commitments

The Group leases office space, staff quarters and certain equipment under non-cancelable operating lease agreements, which expire at various dates through December 2022. As of December 31, 2016, future minimum lease under non-cancelable operating lease agreements, capital commitments and other commitment related to content and services purchases were as follows (in thousands):

	Rental Commitments	Server Custody Fee Commitments	Capital Commitments	Office Machines and Other Commitments	Total
	RMB	RMB	RMB	RMB	RMB
2017	144,159	56,687	774,530	442,123	1,417,499
2018	96,133	8,892	341,295	122,401	568,721
2019	30,425	4,254	17,695	152,015	204,389
2020	20,274	—	15,682	151,967	187,923
Beyond 2020	23,237	—	—	183,990	207,227

	314,228	69,833	1,149,202	1,052,496	2,585,759

For the years ended December 31, 2014, 2015 and 2016, the Group incurred rental expenses in the amounts of approximately RMB79.4 million, RMB139.4 million and RMB146.3 million, respectively.

Additionally, in August 2008, Blizzard agreed to license to Shanghai EaseNet on an exclusive basis in China three personal computer strategy games and its Battle.net platform. The term of the license was three years, with an additional one year extension upon agreement of the parties, commencing from the commercial release of StarCraft II series in China in April 2011. In April 2014, Blizzard and Shanghai EaseNet agreed to extend the term of the StarCraft II series license agreement for another additional three years commencing from April 2014. In April 2009, Blizzard and the Group announced that Blizzard’s World of Warcraft would also be licensed to Shanghai EaseNet in the PRC for a term of three years following the expiration of its previous license agreement on June 5, 2009 with another game operator. In March 2012, Blizzard and Shanghai EaseNet renewed the license agreement of World of Warcraft, and extended the license period for a three-year period commencing from September 2012. In May 2015, Blizzard and Shanghai EaseNet both agreed to extend the license period of World of Warcraft to January 2017. In July 2013, Shanghai EaseNet obtained the right to operate Hearthstone in China from Blizzard. The term of the license is three years, with an additional one year extension upon agreement of the parties, commencing from January 2014. In November 2012, Blizzard agreed to license to Shanghai EaseNet the exclusive right to operate Heroes of the Storm in the PRC for a period of three years commencing from June 2015. Additionally, in June 2014, Blizzard and Shanghai EaseNet entered into a license agreement, which allows Shanghai EaseNet to obtain the exclusive right to operate Diablo III in the PRC for a period of two years commencing from May 2015. In May 2015, Blizzard agreed to license to Shanghai EaseNet the exclusive right to operate Overwatch in the PRC for a period of three years commencing from May 2016.

Under these license agreements, Shanghai EaseNet was required to pay license fees (except Hearthstone, Heroes of the Storm and Diablo III for which no license fee was required to be paid), royalties and consultancy fees (except Hearthstone, Heroes of the Storm and Diablo III for which no consultancy fee was required to be paid) to Blizzard for the games, and it also had a minimum marketing expenditure commitment. In September 2016, Shanghai EaseNet renewed its operation agreement with Blizzard, extending its collaboration with Blizzard in mainland China for a period of 3 years commencing from January 2017. The renewed operation agreement includes licenses for Blizzard’s World of Warcraft, StarCraft II series, Diablo III, Hearthstone, Heroes of the Storm, and Overwatch, as well as new content for these games during the agreement period. Under the new liscense agreements, Shanghai EaseNet is required to pay royalties and a minimum marketing expenditure commitment for the games.

In accordance with the above-mentioned license agreements, the Group has incurred an overall commitment totaling approximately RMB7.4 billion (US$1.1 billion). As of December 31, 2016, the Group’s outstanding commitments under these license agreements totaled RMB3.5 billion which can be summarized as follows (in millions):

RMB
2017	471
2018	1,058
2019	984
2020	945

Total	3,458

In addition, Shanghai EaseNet is also obligated to purchase or lease certain prescribed hardware and then make such prescribed hardware available to fulfill its obligations under the license agreements with Blizzard in the aggregate amount of up to approximately RMB195.0 million over the remaining term of licenses as of December 31, 2016. This amount represents the maximum expenditure Shanghai EaseNet would have to make for the prescribed hardware, but it may not be required to spend this amount in order to satisfy its obligations with respect to such hardware.

With respect to the above commitment table related to Blizzard licensed games, the Group has guaranteed the foregoing amounts if and to the extent Shanghai EaseNet has insufficient funds to make such payments. The Group will be entitled to reimbursement of any amounts paid for the marketing of the games and for hardware support to operate the games under the guarantee from any net profits subsequently generated by Shanghai EaseNet, after the deduction of, among other things, various fees and expenses payable to Blizzard, the Group and the joint venture with Blizzard which provides technical services to Shanghai EaseNet.

(b)Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.